UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2012

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2012, Gastar Exploration Ltd. (the “Company”) held its 2012 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). As of April 20, 2012, the record date for the Annual Meeting, 65,743,544 shares were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

Proposal 1 – Fixing the Number of Directors at Six (6)

The Company’s shareholders voted to fix the number of members of the Board of Directors (“Board”) at six (6) members. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
56,360,578	1,334,546	579,861	68,768

Proposal 2 – Election of Directors to the Board

The Company’s shareholders voted to elect the following persons as directors to serve for terms of one year until the next annual meeting or until their successors have been elected and qualified. The voting results were as follows:

Nominee	Votes For	Withheld (1)
John H. Cassels	37,851,498	20,492,255
Randolph C. Coley	37,619,854	20,723,899
Robert D. Penner	37,796,056	20,547,697
J. Russell Porter	37,652,778	20,690,975
Floyd R. Price	37,614,494	20,729,259
John M. Selser	37,298,058	21,045,695

(1)	“Withheld” votes represent the number of absenteeism and broker non-votes.

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders voted to approve a proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
57,253,591	978,054	112,108	—

Proposal 4 – Approval of the Second Amendment to the 2006 Long-Term Stock Incentive Plan

The Company’s shareholders voted to approve the Second Amendment to the 2006 Long-Term Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
24,937,210	12,829,903	646,134	19,930,506

Proposal 5 – Advisory Vote on Executive Compensation

The Company’s shareholders voted to approve the compensation paid to the Company’s named executive officers and the related compensation philosophy, policies and procedures. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
35,235,145	2,609,870	523,232	19,930,506

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 7, 2012	By:	/s/ J. RUSSELL PORTER
J. Russell Porter President and Chief Executive Officer